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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      Commission File Number
April 20, 2001                                                0-10581


                                TRIMEDYNE, INC.
             (Exact name of Registrant as specified in its charter)


                Nevada                                    36-3094439
    (State or other jurisdiction            (IRS Employer Identification Number)
   of incorporation or organization)


     15091 Bake Parkway, Irvine, CA                         92618
(Address of principal executive offices)                 (Zip Code)


                                 (949/559-5300)
              (Registrant's telephone number, including area code)


                                 Not Applicable
             (Former name, former address and former fiscal year,
                        if changed since last report).
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Item 5.   Other Events.

          Attached as an exhibit hereto is a copy of a press release issued by the Registrant regarding a potential merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     1.   Press Release.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 18, 2001
                              TRIMEDYNE, INC.



                              By: /s/ WILLIAM J. SCHUBERT JR.
                                  ---------------------------
                                    William J. Schubert, Jr.
                                    Vice Chairman and
                                    Chief Executive Officer

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